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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                          ---------------------------
                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  October 20, 1997
                                                  ----------------------


                      CARING PRODUCTS INTERNATIONAL, INC.
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              (Exact Name of Registrant as Specified in Charter)




      Delaware                      33-96882-LA                  98-0134875
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  (State or Other                  (Commission                 (IRS Employer
  Jurisdiction of                    File No.)              Identification No.)
  Incorporation)



200 First Avenue West, Suite 200, Seattle, Washington                 98119
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code            (206) 282-6040
                                                             -------------------

N/A
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(Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

          On October 20, 1997, a one-for-four reverse stock split of the issued and outstanding shares of the Registrant's common stock, par value $0.01 per share (the "Common Stock") was effected, pursuant to which each four (4) shares of Common Stock outstanding on October 20, 1997 was deemed to be one (1) share of Common Stock of the Registrant, par value $0.01 per share.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               3.1  -  Certificate of Amendment of Restated Certificate of
                       Incorporation of the Registrant.


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CARING PRODUCTS INTERNATIONAL, INC.


                                            By: /s/ Steven A. Saide
                                                --------------------------------
                                                Steven A. Saide
                                                Secretary


Date:  October 23, 1997






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                              INDEX TO EXHIBITS


 Exhibit Number        Description
 --------------        ------------------------------------------------------
    3.1                Certificate of Amendment of Restated Certificate of
                       Incorporation of the Registrant.




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